Commitments	6 Months Ended
Feb. 29, 2024
Commitments
Commitments

24. Commitments

In addition to the obligations under leases [note 12], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2024	10,824,529

In October 2021, EB Rental Ltd. has entered into lease arrangement for premises, which has not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at February 29, 2024. The lease offers EB Rental Ltd. a termination clause in case certain contractual requirements are not met by the lessor at the lease commencement date.

The Company’s undiscounted lease commitments related to this lease are as follows as at February 29, 2024:

$
2024	67,850
2025	164,197
2026	167,481
2027 and thereafter	447,891